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                                                                    EXHIBIT 99.1

                         LA JOLLA PHARMACEUTICAL COMPANY



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned, in his capacity as an officer of La Jolla Pharmaceutical Company (the "Registrant"), hereby certifies, for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


        - the quarterly report of the Registrant on Form 10-Q for the quarter ended September 30, 2002 ("the Report"), which accompanies this certification, fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

        - the information contained in the Report fairly presents, in all material respects, the financial condition of the Registrant at the end of such quarter and the results of operations of the Registrant of such quarter.

Dated:  November 6, 2002

                                            /s/ Steven B. Engle
                                            ------------------------------------
                                            Steven B. Engle
                                            Chairman and Chief Executive Officer


                                            /s/ David Duncan, Jr.
                                            ------------------------------------
                                            David Duncan, Jr.
                                            Chief Financial Officer